Exhibit 32.1

KERR-McGEE CORPORATION
123 Robert S. Kerr-Avenue
Oklahoma City, Oklahoma 73102

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Luke R. Corbett, the Chief Executive Officer of Kerr-McGee Corporation, in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the registrant’s report on Form 10-Q for the period that ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report") that:

•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Luke R. Corbett
______________________

Luke R. Corbett
Chief Executive Officer
August 4, 2006